Contract Income Fund	12 Months Ended
Dec. 31, 2025
EBP 075
EBP, Description of Plan [Line Items]
Contract Income Fund	Contract Income Fund
The Contract Income Fund holds a portfolio of separate account and synthetic guaranteed investment contracts ("GICs") and other short-term securities. The fund is fully benefit-responsive and associated investments are reported at contract value. Contract value is the relevant measure for fully benefit-responsive investment contracts since it is the amount received by participants if they were to initiate permitted transactions under the terms of the Plan. Contract value represents contributions, plus earnings, less participant withdrawals and administrative expenses.
The following represents the disaggregation of contract value between types of investment contracts held by the Plan at December 31, 2025 and 2024:

	2025	2024
Short-term investment fund	$18,655	$14,140
Separate Account GICs	—	34,382
Fixed maturity synthetic GICs	74,699	71,819
Constant duration synthetic GICs	370,725	367,550
	$464,079	$487,891
Separate account GICs are investments in a segregated account of assets maintained by an insurance company for the benefit of the investors. The total return of the segregated account assets supports the separate account GICs’ return. The crediting rate on this product will reset periodically and it will have an interest rate of not less than zero percent.
Fixed maturity synthetic GICs generally consist of an asset or collection of assets and a benefit responsive, book value wrap contract purchased for the portfolio. The wrap contract provides book value accounting for the asset and assures that book value, benefit responsive payments will be made for participant directed withdrawals. The crediting rate of the contract is set at the start of the contract and typically resets every quarter. Generally, fixed maturity synthetics are held to maturity. The initial crediting rate is established based on the market interest rates at the time the initial asset is purchased, and it will have an interest crediting rate of not less than zero percent.
Constant duration synthetic GICs consist of a portfolio of securities and a benefit responsive, book value wrap contract purchased for the portfolio. The wrap contract amortizes gains and losses of the underlying securities over the portfolio duration, and assures that benefit responsive payments will be made at book value for participant directed withdrawals. The crediting rate on a constant duration synthetic GIC resets every quarter based on the book value of the contract, the market yield of the underlying assets, the market value of the underlying assets and the average duration of the underlying assets.
Withdrawals and transfers resulting from certain events, including employer-initiated events and changes in the qualification of the Plan may limit the ability of the fund to transact at book or contract value. These events may cause liquidation of all or a portion of a contract at market value. The Plan Administrator does not believe that the occurrence of any event which would limit the Plan’s ability to transact at book or contract value is probable.